EXHIBIT 10.51

STATE OF OKLAHOMA

WORKERS' COMPENSATION COURT

1915 NORTH STILES

OKLAHOMA CITY, OKLAHOMA 73105-4904

SURETY BOND OF SELF-INSURER OF WORKERS' COMPENSATION

IN THE MATTER OF THE PERMIT OF

SURETY BOND
LABOR READY CENTRAL, INC.	NO.1835789

EFFECTIVE DATE: 10/1/01

Employer, Self-Insurance

Permit No.:  19190

KNOW ALL PERSONS BY THESE PRESENTS:

THAT LABOR READY CENTRAL. INC.
(Employer)

whose address is 1016 South 28th Street, Tacoma, WA 98409

as Principal, and GREAT AMERICAN INSURANCE COMPANY
(Surety)

a corporation organized under the laws of Ohio and authorized to transact a general surety business in the State of Oklahoma, as Surety, whose address is 580 Walnut Street, Cincinnati, OH 45202 are held and firmly bound to the State of Oklahoma in the penal sum of SIX HUNDRED FIFTY THOUSAND AND NO/100 -- Dollars ($ 650,000.00 ) for which payment we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

Sealed with our seal and dated this 6th day of September, 2001.

WHEREAS In accordance with the provisions of Section 61 of Title 85 of the Oklahoma Statutes, the Principal elected to self-insure, and made application for, and received from the Administrator of the Oklahoma Workers' Compensation Court, a Self-Insurance Permit, upon a furnishing of proof satisfactory to the Administrator of the ability to self-insure and to compensate any or all employees of said Principal for injury or disability, and their dependents for death incurred or sustained by said employees, pursuant to the terms, provisions and limitations of the Oklahoma Workers Compensation Act.

NOW THEREFORE, the conditions of this bond or obligations are such that if the Principal shall pay and furnish compensation pursuant to the terms, provisions and limitations of said Workers' Compensation Act to its employees for injury or disability, and to the dependents of its employees for death incurred or sustained by said employees, then this bond or obligation shall be null and void:  otherwise to remain in full force and effect.

FURTHERMORE, It is understood and agreed that:

1)                                      The Surety does, by these presents, undertake and agree that the obligation of this bond shall cover and extent to all past, present, existing and potential liability of said Principal, as a self-insurer, to the extent of the penal sum herein named, without regard to specific injuries, date or dates of injuries, happenings or events.

2)                                      The aggregate liability of the Surety hereunder on all claims whatsoever shall not exceed the penal sum of this bond in any event.

3)                                      This bond may be terminated at any time by the Surety upon giving thirty (30) days' written notice by certified mail to the Administrator of the Oklahoma Workers' Compensation Court, which notice shall be deemed to have been given when received by said Court.  The liability of the Surety shall cease at the expiration of the thirty days, save and except as to all past, present, existing and potential liability of the principal incurred as to self-insurer prior to the expiration of the thirty days.  This bond shall also terminate upon the revocation of the Self-Insurance Permit, save and except as to all past, present, existing and potential liability of the Principal, incurred as a self-insurer prior to such revocation; and the Principal and the Surety, herein named, shall be notified in writing, by said Administrator, in the event of such revocation.

4)                                      Where the Principal posts with the Administrator of the Oklahoma Workers' Compensation Court a replacement security deposit in the form of a surety bond, irrevocable letter of credit, cash, securities or any combination thereof in the full amount as may be required by the Administrator to secure all incurred liabilities for the payment of compensation of said Principal under the Oklahoma Workers' Compensation Act, the Surety is released from the obligations under this surety bond upon the date of acceptance by the Administrator or said replacement security deposit.

5)                                      If the said Principal shall suspend payment of workers' compensation benefits or shall become insolvent or a receiver shall be appointed for its business, the undersigned Surety will become liable for the workers' compensation obligations of the Principal on the date benefits are suspended and the Surety shall begin payments within thirty (30) days after receipt of written notification by the Administrator of the Oklahoma Workers' Compensation Court to begin payments under the terms of this bond.

6)                                      When the Surety exercises its obligation to pay claims, it shall pay benefits due to the Principals, injured workers without a formal award of the Workers' Compensation Court and such payment will be a credit against the penal sum of the bond.  Administrative and legal costs incurred by the Surety in discharging its obligations shall also be a charge against the penal sum of the bond.

7)                                                If any part of provision of this bond shall be declared unenforceable or held to be invalid by a court of proper jurisdiction, such determination shall not affect the validity or enforceability of the other provisions or parts of this bond.

IN WITNESS WHEREOF, the Principal has caused these presents to be executed by the signature of its President, and its corporate seal attached thereto, attested by its Vice President, and the Surety has likewise caused these presents to be executed by the signature of its Attorney-in-Fact, and its corporate seal attached hereto, attested by its Attorney-in-Fact.

(SEAL)		LABOR READY CENTRAL, INC.
Attest as to Seal:		Principal

/s/ Steven Cooper		By	/s/ Tim Adams
(Title)	Vice President		President	(Title)
Steven Cooper			Tim Adams

(SEAL)
Attest as to Seal:

/s/ Tevy Lor		By	/s/ Kathie L. Wiegers
(Title) Tevy Lor, Attorney-in-Fact			Kathie L. Wiegers, Attorney-in-Fact

Countersigned	/s/ Marilyn J. Lowe
(Resident Representative of Oklahoma) Marilyn J. Lowe

(If executed by other than a corporation)

IN WITNESS WHEREOF, we have hereunto set our hands and seals on the day and date first above written.

Principal

Witness:	By
(Title)

Surety

If executed by the Surety under a power-of-attorney)

THIS bond is executed under a power-of-attorney.*

I certify (or declare) under penalty of perjury under the laws of the State of Oklahoma that the foregoing is true and correct.

September 6, 2001		/s/ Kathie L. Wiegers
Date		Signature of Attorney-In-Fact

Kathie L. W.iegers
Printed or Typed Name of Attorney-In-Fact

Countersigned	/s/ Marilyn J. Lowe
(Resident Representative of Oklahoma) Marilyn J. Lowe

•                                          (A copy of the power-of-attorney, entitling or authorizing the person who executed the bond to do so for and in behalf of the Surety, must be filed with the Administrator of the Oklahoma Workers' Compensation Court).

GREAT AMERICAN INSURANCE COMPANY®

580 WALNUT STREET • CINCINNATI, OHIO 45202 • 513-369-5000 • FAX 513-723-2740

The number of persons authorized by
this power of attorney is not more than	No. 0	17201
SEVEN	POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:  That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name	Address	Limit of Power
JAY A. MILEY	ALL OF	ALL
PATRICK D. DINEEN	SEATTLE ,WASHINGTON	UNLIMITED
HEIDI BROCKUS
KRISTA M. STROMBERG
KATHIE L. WIEGERS
TEVY LOR
SUZANNE HOLDEN

This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact named above.

IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 18th day of April, 2001

Attest	GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

On this 18th day of April, 2001, before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal; that it was so affixed by authority of his office under the By-Laws of said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

RESOLVED:  That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint one or more Attorneys-In-Fact to execute on behalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof;to prescribe their respective duties and the respective limits of their authority; and to revoke any such appointment at any time.

RESOLVED FURTHER: That the Company seal and the signature of any of the aforesaid officers and any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking, contract or suretyship, or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company with the same force and effect as though manually affixed.

CERTIFICATION

I, RONALD C. HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 6th day of September, 2001.

All-Purpose

Certificate of Acknowledgment

State of	Washington

County of	King

On	September 6, 2001	before me,	Krista M. Stromberg,
DATE	NAME OF NOTRAY PUBLIC

personally appeared Kathie L. Wiegers
NAME(S) OF SIGNER(S)

☒ personally known to me - OR

☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Krista M. Stromberg
SIGNATURE OF NOTARY PUBLIC

Though the data below is not required by law, it may prove valuable to persons relying on the document and prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER	DESCRIPTION OF ATTACHED DOCUMENT
Attorney-in-Fact	Type of Document
Surety Bond of Self-Insurer of Workers'
Compensation

Number of Pages

Four (4)

Date of Document

September 6, 2001

Signer(s) Other Than Named Above

Labor Ready Central, Inc.

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Great American Insurance Company